FIRST pactrust BANCORP, INC.™

Investor Presentation

APRIL 2013

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to First PacTrust Bancorp, Inc.'s ("FPTB," "First PacTrust," the "Company," "we," "us" or "our") future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the Company's pending acquisition of The Private Bank of California ("PBOC"); (ii) the outcome of any legal proceedings that may be instituted against the Company or PBOC; (iii) the inability to complete the PBOC transaction due to the failure to satisfy such transaction's conditions to completion, including the receipt of regulatory approvals and the approval of the merger agreement by PBOC's shareholders; (iv) risks that the proposed PBOC transaction, or the Company's recently completed acquisitions of Beach Business Bank and Gateway Bancorp, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of the transactions and the amount of the costs, fees, expenses and charges related to the transactions; (v) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (vi) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities portfolio; (viii) changes in general economic conditions, either nationally or in our market areas; (ix) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xvi) the network and computer systems on which we depend could fail or experience a security breach; (xvii) our ability to attract and retain key members of our senior management team; (xviii) costs and effects of litigation, including settlements and judgments; (xix) increased competitive pressures among financial services companies; (xx) changes in consumer spending, borrowing and saving habits; (xxi) adverse changes in the securities markets; (xxii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxiii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiv) inability of key third-party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

FIRST pactrust BANCORP, INC.

Additional Information About the Proposed Merger with The Private Bank of California

The information contained in the presentation materials includes certain information regarding the proposed merger of The Private Bank of California with and into Beach Business Bank, a wholly-owned subsidiary of First PacTrust, announced on August 22, 2012. First PacTrust and The Private Bank of California have filed a proxy statement/prospectus and other relevant documents with the SEC in connection with the proposed merger. Investors are advised to read the proxy statement/prospectus filed with the SEC in connection with the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The proxy statement/prospectus and other relevant materials, and any other documents First PacTrust has filed with the SEC, may be obtained free of charge at the SEC's website located at www.sec.gov.

First PacTrust and The Private Bank of California and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of First PacTrust voting securities will be set forth in the proxy statement/prospectus relating to the proposed merger when it becomes available. These presentation materials do not constitute an offer of any securities for sale.

FIRST pactrust BANCORP, INC.

Company Overview



First PacTrust Bancorp, Inc.
Pacific Trust Bank
Beach Business Bank
PTB Property Holdings
The Palisades Group
Residential Lending Division
The Private Bank of California

Financial Overview	
Company Name:	First PacTrust Bancorp, Inc.
Exchange	NASDAQ
Equity Ticker:	BANC
Debt Ticker:	BANCL
Index	Russell 2000
Auditor	KPMG
Market Cap:	$135.6 million
Div. and Yield:	0.48 (4.20%)
Price:	$11.40 (as of 3/28/13)
52wk Range:	$10.08 - $13.11
Avg. Vol. (3m):	47,000
Analyst Coverage:	Raymond James
	Sandler O'Neill
	Keefe Bruyette & Woods
	R.W. Baird
	Sterne Agee & Leach
	D.A. Davidson & Company
	Wunderlich Securities
	FIG Partners

Financial Overview

$ in Millions

Balance Sheet	YE2012	Pro-Forma YE2012*
Cash & Deposits	$114	$151
Securities	$130	$429
Loans, Net	$1,234	$1,601
LHFS/Other	$205	$214
Total Assets	***$1,683***	***$2,395***
Deposits	$1,306	$1,888
Borrowings/Other	$188	$266
Equity	$189	$241
Total Liabilities & Equity	***$1,683***	***$2,395***

Completed successful transition to KPMG for 2012 Annual Report and Form 10K

$ in Thousands

Income Statement	2012
Total Interest Income	$55,031
Total Interest Expense	$8,479
Net Interest Income	$46,552
Provision for Loan and Lease Losses	$5,500
Net Interest Income after Provision	$41,052
Non-Interest Income	$36,619
Total Revenue	*$77,671*
Non-Interest Expense	*$71,560*
Pre-Tax Income	***$6,111***
The Private Bank of California Pre-Tax Income	*$2,414*
Pro-Forma Pre-Tax Income	***$8,525***

Note: Results are Preliminary.

* Pro forma for The Private Bank of California acquisition net of estimated acquisition adjustments.

FIRST pactrust BANCORP, INC.

Strategic Growth

- First PacTrust has been successful in growing its asset base both organically as well as through opportunistic acquisitions since its recapitalization in November 2010.
  - Closed acquisitions of Gateway Bancorp and Beach Business in 2012; Pending 2Q13 closing of acquisition of The Private Bank of California.
- Organic growth of ~30% outperforms the Company's peer group -- banks with total assets between $750mm and $10bn.
- Total growth since 2010 makes First PacTrust one of the fastest growing U.S. bank holding companies in the U.S.



$904
$881
$863
$862
$835
$882
$929
$989
$1,083
$1,115
$1,670
$1,687
$2,400
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Pro Forma
2010
2011
2012

Source: SNL Financial.
Note: YoY growth is calculated for First PacTrust and First PacTrust PF as of 2012Q3.
YoY growth is calculated for peer set and other U.S. banks and thrifts as of 2012Q2.
* Pro Forma Assets.

FIRST pactrust BANCORP, INC.

Retail Banking Locations

Branches as of November 2010

First Address Line	City	State	Zip Code
279 F St	Chula Vista	CA	91910
350 Fletcher Pkwy	El Cajon	CA	92020
5508 Balboa Ave	San Diego	CA	92111
16840 Bernardo Center Dr	San Diego	CA	92128
27425 Ynez Rd	Temecula	CA	92591
5030 Arlington Ave	Riverside	CA	92504
8200 Arlington Ave	Riverside	CA	92503
850 Lagoon Dr	Chula Vista	CA	91910

Branches Established Since November 2010

First Address Line	City	State	Zip Code
10100 Santa Monica Blvd	Los Angeles	CA	90067
18500 Von Karman Ave Ste 1100	Irvine	CA	92612
1230 Rosecrans Ave	Manhattan Beach	CA	90266
180 E Ocean Blvd	Long Beach	CA	90802
23601 Moulton Pkwy	Laguna Hills	CA	92653
18500 Von Karman Ave	Irvine	CA	92612
4146 Woodruff Ave	Lakewood	CA	90713
650 Town Center Dr	Costa Mesa	CA	92626
7877 Ivanhoe Ave	La Jolla	CA	92037
7083 Hollywood Blvd	Los Angeles	CA	90028
1880 Century Park E	Los Angeles	CA	90067
1642 W San Marcos Blvd	San Marcos	CA	92078
2635 Wilshire Blvd	Santa Monica	CA	90403
13031 Newport Ave	Tustin	CA	92780
1920 Main St	Irvine	CA	92614
18000 Studebaker Rd # 550	Cerritos	CA	90703
500 Newport Center Dr	Newport Beach	CA	92660

Current First PacTrust Footprint



Palmdale
Adelanto
Victorville
Santa Clarita
Hesperia
Apple Valley
Simi Valley
Glendale
Pasadena
San Bernardino
Ontario
Rialto
Redlands
Pomona
Riverside
Banning
Anaheim
Corona
Perris
Hemet
Long Beach
Huntington Beach
Newport Beach
Temecula
Avalon
Oceanside
Vista
Escondido
Carlsbad
Poway
Santee
San Diego
Chula Vista
Tijuana
Playas de Rosarito
Portico de San Antonio

Source: SNL Financial.

Note: The list of "Branches Established Since November 2010" is pro forma for announced acquisition of The Private Bank of California.

FIRST pactrust BANCORP, INC.

Loan Production Offices



Seattle
WASHINGTON
Portland
OREGON
NEVADA
Sacramento
San Francisco
Las Vegas
CALIFORNIA
Los Angeles
San Diego
ARIZONA
Phoenix
2012 and before
2013
Pending

Pacific Trust Bank Loan Production Offices	
Albany	Oakland
Alhambra	Orange County
Aliso Viejo	Ontario
Chico	Oroville
Concord	Palm Desert
Costa Mesa	Pasadena
Encino	Petaluma
Flagstaff	Prescott
Fresno	Redding
Grants Pass	Salinas
Irvine 1	San Mateo
Irvine 2	Santa Rosa
Irvine 3	Seal beach
Klamoth Falls	Sherman Oaks
La Jolla	Sonoma
Los Angeles / Korea Town	Tustin
Lake Stevens	Ukiah
Lakewood	Visalia
Long Beach	Walnut
Medford	Westminster
Murrieta	Woodland Hills
Napa	Yuba City
Newport Beach	

FIRST pactrust BANCORP, INC.

Loan and Deposit Mix



Loan Portfolio - 2012Q4 Pro Forma
Total Loans & Leases: $1,735
CRE-Owner Occupied 7%
Other Loans 2%
Consumer Loans 2%
Multifamily 7%
C&I/SBA 14%
CRE-Investors 18%
Residential Mortgage 50%



Deposit Composition - 2012Q4 Pro Forma
Total Deposits: $1,888
Transaction 25.6%
MMDA & Savings 36.6%
Jumbo Time (>100) 29.9%
Retail Time (<100) 7.8%

- **Pacific Trust Bank:** Attractive single family residential and commercial real estate mortgage platform
- **Beach Business:** Foundation of C&I and SBA lending capabilities
- **The Private Bank of California:** Private banking, small/middle market and entertainment-based lending

- Attractive deposit franchise with consolidated average cost of deposits of 0.42%.
- Launch of Preferred Account and One Account Programs driving significant deposit growth and accelerating transition to transactional deposit accounts

Source: SNL Financial.
Note: Financials pro forma for announced acquisition of The Private Bank of California.

First PacTrust Bancorp, Inc.

Deposit Franchise

- Pacific Trust Bank – $1.1 billion with 44% in transaction accounts
- Beach Business Bank – $243 million with 95% in transaction accounts
- The Private Bank of California – $582 million with 84% transaction accounts
- Deposit base of $1.9 billion, pro forma, based in Southern California



$ In Millions
Checking
Savings
Money Market
CD
$2,000
$1,500
$1,000
$500
$0
$1,122
$109
$120
$262
$631
$243
$93
$105
$12
$582
$289
$3
$198
$92
$1,947
$492
$228
$492
$735
62% Transaction
38% CD
Pacific Trust Bank
Beach Business Bank
The Private Bank of California
Combined (Pro Forma)

* As of 12/31/12.

Cost of Deposits – WAR

- Consolidated cost of deposits: 0.42%
  - Pacific Trust Bank: 0.53%
  - Beach Business Bank: 0.40%
  - The Private Bank of California: 0.24%
- Since December 31, 2010, the bank has reduced overall cost of deposits by 22 bps


0.600%
0.500%
0.400%
0.300%
0.200%
0.100%
0.000%
0.53%
0.40%
0.24%
0.42%
Pacific Trust Bank
Beach Business Bank
The Private Bank of California
Combined (Pro Forma)

FIRST pactrust BANCORP, INC.

Loan Portfolio

Loans
(as of December 31, 2012)



CRE-Owner Occupied 7%
Other Loans 2%
Consumer Loans 2%
Multifamily 7%
C&I/SBA 14%
Residential Mortgage 50%
CRE-Investors 18%

$ in Millions	Pro Forma FPTB
Residential Mortgage	$868.7
CRE-Investor	317.5
C&I/SBA	216.3
Multifamily	128.2
CRE-Owner Occupied	119.4
Other	55.5
Consumer	30.3
TOTAL	$1,735.9

Source of Loans Grown
(as of December 31, 2012)



('000's)
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Acquisition -PBOC
Acquisition -Gateway
Acquisition -Beach
Purchased Loans
Organic Growth
Initial Pacific Trust Bank
Initial Pacific Trust Bank
Dec-10
Dec-12

* Pro forma includes The Private Bank of California.

FIRST pactrust BANCORP, INC.

Credit Metrics

Ratios as of 12/31/12	Pacific Trust Bank	Beach Business Bank
Total Classified Loans / Total Loans	4.3%	3.7%
Total Non-Accrual plus OREO / Total Loans plus OREO	3.5%	1.7%
Total Classified Loans / Capital plus Reserves	24.9%	26.4%
Texas Ratio*	24.1%	8.75%

* Non-accrual plus net OREO plus performing TDR / Total Capital plus Reserves. Excluding performing TDRs for Pacific Trust Bank the ratio is 18.3%.

FIRST pactrust BANCORP, INC.

Capital Position

Regulatory Capital Ratios

	Pacific Trust Bank			Beach Business Bank			Consolidated		
Ratio	Q4 2011	Q3 2012	Q4 2012	Q4 2011	Q3 2012	Q4 2012	Q4 2011	Q3 2012	Q4 2012
Tier 1 Leverage	13.1%	11.2%	11.2%	11.6%	10.8%	12.0%			
Tier 1 Risk-Based Capital	17.3%	16.1%	16.3%	14.5%	14.2%	14.7%			
Total Risk Based Capital	18.5%	17.4%	17.6%	15.8%	14.4%	15.1%			
TCE to TA							15.3%	8.9%	8.6%

Recent Capital Raises

Structure	Amount	Date	Lead Funding Source	Type
Public Underwritten Offering	$52 million	2012	UBS and Raymond James	Debt
Public Underwritten Offering	$33 million	2012	Sandler O'Neill	Debt
Public Underwritten Offering	$27 million	2011	RW Baird & Company	Equity
Private Agreement	$32 million	2011	US Treasury	SBLF
Private Placement	$60 million	2010	Hovde Securities	Equity
Total	**$204 million**			

FIRST pactrust BANCORP, INC.

Residential Lending

APRIL 2013

FIRST pactrust BANCORP, INC.™

Organizational Structure Update



Executive Management
Head of Residential Lending
Jeff Seabold
Corporate Support
Chief Admin Officer
Richard Herrin
Compliance Officer
Cathy Powers
Controller
Kari Hallowell
General Counsel
John Madden
Head of Marketing
Neal Mendelsohn
Human Res. Payroll
Facilities Boarding
Training
Post Closing QC
Accounting Dept.
Production & Operations
SVP Warehouse Lending
Zoila Price
Mission Hills Mortgage
Ted Ray
SVP Portfolio Lending
Jerry Konzen
Executive Admin.
Head of Operations
Paul Lyons
Chief Production Officer
Rick Cossano
VP Ops Manager
Judy Kesaris
Account Executives
Mortgage Ops
Pam Kroger
IT Manager
Erik Amneus
CapMkts/Secondary
Brian Tilton
Correspondent
Wholesale
Rachel To
Retail
Lenders Direct
Mike Horn
Boarding Mgr.
Ruth Johnson
U/W Mgr.
Connie Daerr
Processing Mgr.
Underwriting Mgr.
David Oliveri
Post Closing
Dee Benjamin
Account Executives
Account Executives
Regional Manager
Loan Originations
Funding Mgr.
Appraisal Mgmt.
Funding/ Insuring
Marsha Boniti
Product Dev.
Kandis Knox
Area Manager
Disclosure/ PFQC
Secondary
Edward Yee
Branch Manager

* Messrs. Seabold, Lyons and Mendelsohn provide services under the previously announced consulting agreement with CS Financial.

FIRST pactrust BANCORP, INC.

Residential Lending Team

Business Support: RML has a robust and highly experienced corporate support team to ensure proper governance, with a focus on risk and compliance, and oversee the residential lending division.

Jeff Seabold, Head of Residential Lending (24 years mortgage experience)

Richard Herrin, Chief Administrative Officer (24 years mortgage experience)

John Madden, General Counsel (25 years mortgage experience)

Paul Lyons, Head of Operations (24 years mortgage experience)

Neal Mendelsohn, Head of Marketing (17 years mortgage experience)

Kari Hallowell, SVP, Controller (10 years mortgage experience)

Cathy Powers, Compliance Officer (23 years mortgage experience)

Mortgage Operations: RML has strong business division leadership to oversee and manage the anticipated long-term growth of the residential lending division.

Ted Ray, President, Mission Hills Mortgage (18 years mortgage experience)

Rick Cossano, EVP, Chief Production Officer (35 years mortgage experience)

Billie Tanabe, SVP, Chief Credit Officer, Residential Lending (32 years mortgage experience)

Pam Kroger, SVP, Mortgage Operations (27 years mortgage experience)

Erik Amneus, SVP, Chief Technology Officer (12 years mortgage experience)

Zoila Price, SVP, Warehouse Lending (23 years mortgage experience)

Judy Kesaris, VP, Portfolio Lending Operations Manager (27 years mortgage experience)

* Messrs. Seabold, Lyons and Mendelsohn provide services under the previously announced consulting agreement with CS Financial.

FIRST pactrust BANCORP, INC.

SFR Mortgage Originations (Held for Sale)



Origination
$ in Millions
Revenue
$350
$300
$250
$200
$150
$100
$50
$0
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Q2 - 2011
Q3 - 2011
Q4 - 2011
Q1 - 2012
Q2 - 2012
Q3 - 2012
Q4 - 2012
Originations
Revenue